                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ___________________



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 APRIL 2, 1996
                                 Date of Report
                       (Date of earliest event reported)


                         LANDMARK GRAPHICS CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                               0-17195                             76-0029459
  (State or other jurisdiction of                 (Commission                        (I.R.S. Employer
  incorporation or organization)                  File Number)                     Identification Number)


                              15150 MEMORIAL DRIVE
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                   77079-4304
                                   (Zip Code)

                                 (713) 560-1000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Landmark Graphics Corporation ("Landmark" or the "Company") is hereby filing cautionary statements identifying important factors that could cause Landmark's actual results to differ materially from those projected in forward looking statements of Landmark made by or on behalf of Landmark.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (99) Additional Exhibits

              99.1 Cautionary Statement for Purposes of the "Safe
                   Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           LANDMARK GRAPHICS CORPORATION
                           Registrant



Date: April 2, 1996        By: /s/ William H. Seippel
                              --------------------------------------
                                   William H. Seippel
                                   Vice President, Finance and
                                    Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                             INDEX TO EXHIBITS

EXHIBIT 99.1            Cautionary Statement for Purposes of "Safe Harbor"